November 8, 2004


Dear Investor,

We are pleased to report the performance of Aetos Capital's absolute return strategies for the third quarter of 2004:

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                                                                       Since
Aetos Capital Model Portfolios1 Jul-04 Aug-04 Sep-04 3Q04 2004 YTD   Inception2
------------------------------- ------ ------ ------ ---- --------   -----------

Aetos Capital                  -0.27%   0.06%  0.32%  0.10% 1.33%       5.81%
Conservative Investment Portfolio
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------------------ ----------- ----------- ----------- ----------- -----------

Aetos Capital
Balanced Investment Portfolio  -0.23%   0.01%   0.47%  0.25%  1.65%       6.17%
----------------------------- ----------- ----------- ----------- -----------
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Aetos Capital
Growth Investment Portfolio    -0.16%  -0.04%   0.71%  0.51%  2.20%       6.50%
------------------------------ ----------- ----------- ----------- -----------
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Conservative Portfolio
Target Asset Allocation

A pie chart appears here with sections as follows: Distressed Investments 0%, Long/Short 20%, Market Neutral 20%, and Multi-Strategy Arbitrage 60%

Balanced Portfolio
Target Asset Allocation

A pie chart appears here with sections as follows: Distressed Investments 5%, Market Neutral 15%, Long/Short 35%, and Multi-Strategy Arbitrage 45%

Growth Portfolio
Target Asset Allocation

A pie chart appears here with sections as follows: Market Neutral 10%, Distresed Investments 10%, Multi-Strategy Arbitrage 25%, and Long/Short 55%

______________________________
1 The conservative, balanced and aggressive portfolios are model portfolios and may not reflect an investor's actual portfolio. Performance figures shown in this document are net of Aetos Capital's standard investment advisory fee of 1.00% of assets annually and a performance fee of 10% of profits above the three month Treasury bill return. The returns are also net of all fund level fees and expenses, certain of which have been waived and/or reimbursed by the Investment Adviser. Returns would have been lower without such waivers and reimbursements. Actual separate account advisory and performance fees may vary from the standard fee schedule. Past performance is not indicative of future performance.

2 Since inception returns reflect an annualized return since the inception of the Aetos Capital Model Portfolios and Aetos Capital SEC-Registered Funds in September 2002.

Overview

The third quarter of 2004 was little more than a prelude to the fourth, as returns for most asset classes and for many managers were muted and mixed in anticipation of the Presidential election. Bonds climbed as long-term yields fell, pushing the Lehman Aggregate Bond Index up by 3.20%. Stocks, on the other hand, were down for the quarter, with the S&P 500 returning -2.30% and the Nasdaq Composite returning -7.36%.

Given this environment, the Aetos Capital Model Portfolios and Absolute Return Funds fared adequately. Each of our portfolios posted small positive returns during the period, led by growth portfolio which gained 0.51%, followed by our balanced and conservative portfolios, which added 0.25% and 0.10%, respectively. We aspire to improve upon this performance in the fourth quarter, which we hope will provide a better environment for alpha. Admittedly, the current investment opportunity set is less inspiring than in recent years and we have consequently tempered expectations regarding intermediate-term returns. Nonetheless, given the relatively high valuations across the capital markets that both raise the level of risk and dampen prospective returns to most asset classes, we believe that absolute return investments will continue to provide an attractive alter-native to beta.

Market Commentary

What felt like the longest presidential election in history is finally over, and unlike the situation four years ago, we knew the result on the day after the polls closed, thankfully. We hope that the resolution of the election will end the prolonged period of uncertainty and low volatility that has made this investing environment so challenging. This year, trading and investing has seemed akin to life in a fishbowl: swim too fast with the changing tides and you'll likely bang your nose on the glass. After a wild ride up to near 5.0%, ten-year Treasury yields have returned to the 4.0%-4.2% range that has defined their mean level over the course of this prolonged and tenuous economic recovery. The Down Jones Industrial Average rises or falls by 50-70 points daily, but few trends have emerged as the market can only string together a short run of gains or losses before quickly reversing. Volatilities are low and spreads are tight. Such is life in range-bound, mean-reverting markets. Only energy markets have demonstrated sustained momentum.

With the election past and oil retreating below $50 per barrel, though, these days may be nearing an end. Equity markets have risen recently, and we expect this to continue for a spell. Mr. Bush's reelection is a positive for stocks: should Mr. Bush's agenda hold up, income or dividend tax cuts will be made permanent, social security will be privatized, and a friendly regulatory environment for financials, energy and pharmaceutical companies will persist - all benefiting equity holders. Thus, the afterglow of the election ought to boost stocks through the end of the year. Further out, we think the flows into stocks from a partial privatization of Social Security also could provide a boost to equities. Considering that Social Security's excess revenue is currently used to mask the true size of our budget deficit, however, such flows and their corresponding effect on equities could be further out than most expect. It will not be possible to allow people to invest part of the excess in private accounts without figuring out how to cover that revenue in the federal budget, which will take time. It is entirely possible that the market will discount the coming flows and bid up equity prices before these flows arrive. With valuations already on the high side, this phenomenon would likely be transitory and could serve to detract from the long-term attractiveness of equities once the effect of the flows is squeezed through the system.

The picture for bonds is less clear. Investors generally expect President Bush's reelection to be bullish for the economy; however, they simultaneously worry that a Republican president will attack the budget deficit less forcefully than would have a Democrat, certainly a shift from the commom perception fifteen years ago. Thus, we do not anticipate Treasuries will respond as dramatically to the election results as might equities; only time, and the economic data and Fed action it provides, will truly move this market. We will be watching attentively to see how the agenda for the new term evolves. The outlook for bonds will continue to be clouded by the actions of Asian central banks, but we believe their long-term direction will be determined by U.S. fiscal policy decisions.

The effect of Mr. Bush's second term on currency is perhaps more predictable, a fact which was reflected by the whipsaw trading action of the dollar on the day following the election. Foreign exchange traders were relieved by the mere existence of an election result and immediately bid the dollar higher. As the day progressed, however, traders succumbed to structural concerns such as the implications of four more years of the current administration's fiscal policy and what it means for the twin deficits. Unless the administration dramatically changes tack during a second term with regards to fiscal policy, pressure will continue to build on the dollar. Asian central banks have been supporting the dollar and our low interest rate regime in order to induce exports and strengthen their own economies. This should continue, but so long as the fiscal situation in the U.S. continues to deteriorate, this stance becomes increasingly unsustainable. The clock is ticking for the impending entitlement shortfall in the U.S. and, when combined with present fiscal imbalances, these factors suggest that the dollar support from America's trading partners will eventually give way. With reelection concerns out of the way, we expect that the President's economic advisors will turn their sights to these two significant structural issues. Even with their best efforts, though, it will be difficult to preclude further dollar devaluation. We have heard similar sentiments from others far wiser than we, among them Warren Buffet.

We also expect this dollar devaluation to have the effect of increasing commodity prices. As much of the world's supply of commodities is produced abroad, a depreciaating dollar necessarily increases their effective cost to U.S. consumers. This effect has been under-appreciated in explaining the run-up in commodity prices over the past two and one half years. The more widely acknowledged cause of the boom in commodities prices, soaring demand for raw materials from emerging economies, will also not soon abate. The escalation of commodity prices may be masked temporarily by retreating oil prices, as the risk of premium they have been discounting could decline post-election. The long-term outlook, though, seems to clearly suggest further advances.

Aetos Capital Multi-Strategy Arbitrage Fund

The Aetos Capital Multi-Strategy Arbitrage Fund returned -0.16% for the third quarter of 2004.

We have built a certain amount of downside protection in the Multi-Strategy Arbitrage Fund by adding some managers with short credit and/or long volatility biases. As with any form of insurance, this protection is not without cost and these positions include modest negative carry. In the third quarter, however, these positions declined further as spreads narrowed and implied volatilities fell. We do not view this development with much concern, however, because these factors are both mean-reverting and at very low levels. Spreads are being held down by the low interest-rate environment because investors are reaching for yield. As the Fed continues to raise rates, the pressure that is holding spreads down and keeping default rates low should ease. In the markets to which we are exposed, implied volatilities have plunged to exceptionally low levels as the sustained underperformance of long volatility securities has begun to force some participants out of the market. Given structural changes taking place within these markets, we expect volatility will normalize and view the departure of some players within the market as a net positive for expected returns.

Our event managers continued to benefit from their distressed exposures, though they have moved away from their historical focus on distressed investments and merger arbitrage towards complementary disciplines with diversifying charac-teristics and less cyclicality. As a result of these shifts, the portfolio now features a significant amount of restructuring and value-oriented long/short equity investments. These trends reflect the current evolution of these managers' multi-strategy approach, which involves applying consistent risk underwriting criteria to a flexibile set of opportunities across changing market environments. Looking ahead, these managers expect that increasingly larger proportions of the opportunities to invest in mis-priced securities will be in situations that are more fundamentally-driven with less of an arbitrage component. We believe that a diversified allocation to a few teams that have a long history of successfully executing upon this approach is a sensible basis for constructing the allocation in this area of the portfolio.

Unlike the proprietary trading desks at large investment banks which got caught with sizable short books in Treasuries, our fixed income arbitrage managers were able to profit during the bond rally during the third quarter. The large amounts of capital aggressively chasing yields in the credit markets should continue to create dislocations that our managers are well suited to exploit.

Aetos Capital Distressed Investment Strategies Fund

The Aetos Capital Distressed Investment Strategies Fund returned 1.61% for the third quarter of 2004.

We remain convinced that the bull market for distressed credits is nearing conclusion; however, for the time being, the low interest rate environment continues to benefit distressed managers. Low interest rates have forced investors, pension funds in particular, to reach for yield. As a result, the steady stream of capital pouring into the CDO market has compressed spreads and propped up struggling credits, thus lowering default rates. The Fed appears poised to continue raising short-term interest rates, but long-term rates may be held down by Treasury purchases from foreign central banks. Thus, the distressed cycle may continue to become even more distended. Because spreads can widen very quickly in response to unfavorable catalysts, especially when rising from such depressed levels, we have been reducing our exposure to distressed investments. We lowered the growth portfolio's exposure to our Distressed Investments Fund from 15% to 10% effective September 1, 2004.

Our managers share our sense of caution. They are reducing net exposure levels by harvesting mature positions that have reached price targets, increasing their short portfolios and allowing cash balances to grow. Opportunities to deploy capital on the long side are still scarce, as default rates have plummeted and significant capital has flowed into the distressed space.

Aetos Capital Long/Short Strategies Fund

The Aetos Capital Long/Short Strategies Fund returned 0.45% for the third quarter of 2004.

The equity markets have been caught in a state of suspended animation. Over the past quarter, and indeed much of the year, economic fundamentals have bounced back and forth, alternatively suggesting bullish and bearish outlooks for growth and earnings. Not surprisingly, the overall economic picture seems to be splitting the difference with GDP growth currently looking to come in somewhere just south of 4.0% for the year. Good enough to hang onto the heady gains made by stock indexes last year, but not quite good enough to extend those gains; this seems perfectly logical. Furthermore, the daily vacillations in the equity prices can be explained by two factors: the direction of oil prices and the change in George W. Bush's approval rating. Clearly each of these factors has long-term implications for the U.S. economy and the companies that drive it. Nonetheless, it demonstrates that there has been a meaningful dislocation in the relationship between a stock's price action and the underlying company's fundamentals.

Part of the reason for this occurrence is that macroeconomic and geopolitical concerns have taken on exceptional importance in this election year. Equally important, though less analyzed, is the role that the sizable and growing pool of assets dedicated to short-term trading strategies has played in driving market action. Some of our managers have remarked that profits from short-term trading on news have been arbitraged away and, therefore, they have reoriented to focus on making longer-term investments as a result. We view this develop-ment positively, as fundamentals will again drive stock-specific performance eventually and these managers should be poised to profit from such an occurrence.

Aetos Capital Market Neutral Strategies Fund

The Aetos Capital Market Neutral Strategies Fund returned 0.57% for the third quarter of 2004.

Our market neutral managers performed well in the third quarter. Equity market neutral managers continue to struggle, as stock price performance remains detached from fundamentals. We expect their performance to improve once macro-economic concerns like the election and oil prices begin to subside. On the other hand, market neutral tactical asset allocation strategies fared very well in the third quarter. While intra-market correlations are running fairly high, inter-market dispersion remains attractive. We believe that our managers can profit in this environment, and we further expect the evolving opportunity set to improve the outlook for market neutral managers going forward.

Outlook

Active management is difficult in a low-volatility environment. Securities must be mispriced in order to provide alpha-generating opportunities; when valuations do not exhibit sufficient dispersion, alpha becomes harder to produce. Some-times, market participants are tempted to boost returns during a period of low volatility and high liquidity by taking on too much risk, for example by selling volatility or by using excessive leverage. In the past, such risk-taking has set the stage for a liquidity crisis. Thus, as frequent readers of our letters are aware, we have worried for some time about a possible impending market dislocation.

But if an increase in risk-taking is happening, it certainly seems to be less extreme than it was in 1993 or 1998. In fact, we meet a lot of people who are trying to stay liquid and long volatility in order to hedge against a crisis. Perhaps rather than inducing more aggressive risk taking, this low volatility environment is strictly a consequence of excessive risk aversion -- maybe vola-tility has been so low simply because the risk appetite is not there. Thus, a crisis would be unlikely barring some catalyst that broadly lowers investors' risk tolerances suddenly and unexpectedly. Without such an event readily apparent on the horizon, we have begun to worry that this period of low volatility might persist longer than anyone expects, and that may not bode well for alpha.

Traditionally, markets have had some sort of crisis every four years -- whether in interest rates, in equities or in credit. The last rough patch occurred in the summer of 2002, so it has only been two years since the last crisis and per-haps the timing is apt for a lull. Maybe many of the things we have worried might cause the next crisis will not transpire any time soon. For example, maybe the Federal Reserve won't have to tighten as much as we once thought; maybe Asian countries will continue to finance our twin deficits so they can continue to export to us and promote employment for their people; maybe cor-porate earnings growth will be sustained. All of these things certainly could persist -- for a year or two, and possibly even longer. A long-only investor might prefer moving sideways over a long period to a wrenching downturn and a recovery, but the alpha driven investor will probably find more opportunities in an upheaval than in a prolonged period of low volatility. It remains to be seen what are the causes and effects of this low volatility, and they will only be revealed once volatility actually climbs and the fallout occurs. There may or may not be a surplus of system-wide leverage and short-volatility bets on the table currently, but if the markets stay stagnant there almost certainly will be in the future, now that the election is over. We have been, and will continue to be, listening carefully for anecdotal evidence of aggressive risk-seeking.

Of course, things also could go really right and cause a breakout to the upside, as opposed to "fire or ice" (death by crisis or boredom), to quote Barton Biggs. How could everything fall into place and set the markets back on a bull course? Assuming currency and interest rate stability, our guess is that either a pro-nounced drop in the price of oil, a pickup in corporate hiring and capital in-vestment, or a real improvement in fiscal discipline at the federal level could facilitate an abrupt spate of buying in the market. It is certainly possible.

Whichever direction the markets take, our bias remains to be cautious and well hedged. Still, we want to be prepared for anything and are considering all possible scenarios in our asset allocation and manager selection. Eventually, opportunities will present themselves and we intend to be positioned to capitalize on them when they do.

On an administrative note, we have suggested for several months we would be looking to further reduce our exposure to distressed investments. Accordingly, we reduced the growth portfolio's exposure to our distressed fund from 15% to 10% effective September 1, 2004. We also said goodbye to Linda Fitzgerald, who left to join a new hedge fund in San Francisco as head of operations. We will miss her and wish her well in her new venture. Our Chief Operating Officer, Michael Klein, who oversees our operational risk management process, has assumed day-to-day responsibilities for Linda's functions in the interim. As always, we welcome hearing from you if you would like to have further dialogue about the investing environment or our organization.

Sincerely,


Anne Casscells
/s/Anne Casscells
Chief Operating Officer